9. Income Taxes	15 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
9. Income Taxes

Note 9 Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due.  Deferred taxes relate to differences between the basis of assets and liabilities for financial and income tax reporting which will be either taxable or deductible when the assets or liabilities are recovered or settled.

At December 31, 2013, the Company has a net operating loss carry-forward of approximately $477,000 available to offset future taxable income expiring through 2033. Utilization of future net operating losses may be limited due to potential ownership changes under Section 382 of the Internal Revenue Code.

The valuation allowance at December 31, 2012 was approximately $18,000. The net change in valuation allowance during the year ended December 31, 2013 was an increase of approximately $181,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2013.

The effects of temporary differences that gave rise to significant portions of deferred tax assets at December 31, 2013 and 2012 are approximately as follows:

Net operating loss carryforward	$(199,000)	$(18,000)
Gross Deferred Tax Assets	(199,000)	(18,000)
Less Valuation Allowance	199,000	18,000
Total Deferred Tax Assets - Net	$—	$—

There was no income tax expense for the years ended December 31, 2013 and 2012 due to the Company’s net losses.

The Company’s tax expense differs from the “expected” tax expense for the years ended December 31, 2013 and 2012, (computed by applying the Federal Corporate tax rate of 34% to loss before taxes and 6% for Georgia State Corporate Taxes, the blended rate used was 37.96%), are approximately as follows:

Computed "expected" tax expense (benefit) - Federal	$(875,000)	$(16,000)
Computed "expected" tax expense (benefit) - State - Georgia	(102,000)	(2,000)
Derivative expense	439,000	—
Loss on debt extinguishment	5,000	—
Gain on debt forgiveness	38,000
Share based payments	286,000	—
Amortization of patent	1,000	—
Amortization of debt Issue costs	5,000	—
Amortization of debt discount	35,000	—
Change in value of derivitive liability	(13,000)	—
Change in valuation allowance	181,000	18,000
	$—	$—